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[UBS Global Asset Management Logo]


      UBS LIR GOVERNMENT SECURITIES FUND & UBS LIR TREASURY SECURITIES FUND SUPPLEMENT DATED MARCH 19, 2004 TO INSTITUTIONAL MONEY MARKET FUNDS
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 2003
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IMPORTANT NOTICE REGARDING:

o UPCOMING TERMINATION OF UBS LIR GOVERNMENT SECURITIES FUND AND UBS LIR TREASURY SECURITIES FUND - SHAREHOLDER INSTRUCTIONS REQUESTED.

   PLEASE SEE BELOW FOR MORE INFORMATION.
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Dear Investor,

The purpose of this supplement is to notify you that UBS LIR GOVERNMENT SECURITIES FUND AND UBS LIR TREASURY SECURITIES FUND ARE BEING TERMINATED. Shareholders are being offered the opportunity to invest in another institutional money market fund, UBS Select Treasury Fund. UBS Select Treasury Fund invests primarily in securities issued by the US Treasury and in related repurchase agreements. It has lower expenses than either of the funds being terminated. Although UBS Select Treasury Fund generally has a $1,000,000 minimum initial investment requirement, this minimum is being waived (1) for investors purchasing shares of UBS Select Treasury Fund through an exchange of shares in the funds being terminated and (2) for other investors who had owned shares of either of the two terminated funds at any time during the twelve months prior to April 1, 2004. (Financial intermediaries may establish different minimums for their customers who purchase Financial Intermediary shares through them, provided that the aggregate amounts purchased by the financial intermediaries meet the above minimum.)

Shareholders of the funds being terminated have the following options: (1) exchange your shares for shares of the corresponding class of UBS Select Treasury Fund (Select shares of UBS LIR Government Securities Fund will be exchangeable for Institutional shares of UBS Select Treasury Fund as it does not have a share class designated "Select shares"), (2) sell your shares and have the redemption proceeds returned to you or (3) do nothing, in which case your shares will be automatically redeemed on or around April 22, 2004, and the proceeds wired to the account previously designated by you.

UBS LIR GOVERNMENT SECURITIES FUND AND UBS LIR TREASURY SECURITIES FUND WILL STOP ACCEPTING ORDERS TO BUY SHARES ON APRIL 7, 2004. THIS MEANS THAT THE LAST DAY YOU CAN BUY SHARES IS APRIL 6, 2004. This applies to purchases by both existing shareholders and new investors. Suspending the offering of shares will facilitate the orderly winding down of the funds' affairs. Of course, you can still sell your shares as discussed in the prospectus until the funds cease operations.

We hope that you will decide to place an order to exchange your shares of UBS LIR Government Securities Fund and UBS LIR Treasury Securities Fund for shares of the corresponding class of UBS Select Treasury Fund before April 22, 2004. You should consider the investment objective and policies, risks, and charges and expenses of UBS Select Treasury Fund carefully before investing. The prospectus for the UBS Select Treasury Fund contains this and other information about the fund. You may obtain a copy of the prospectus from your Financial Advisor or by calling the fund's transfer agent at 1-888-547 FUND. The prospectus should be read carefully before investing. UBS Select Treasury Fund is distributed by UBS Global Asset Management (US) Inc.

If you have additional questions, please contact your Financial Advisor or call the funds' transfer agent at 1-888-547 FUND. We appreciate your past support and hope that you continue to allow us to assist you in meeting your investment needs.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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